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[TEXT]
                            UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549


                                FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 28, 1994



                      AMERICAN NUCLEAR CORPORATION
             ______________________________________________
            (Exact name of registrant as specified in charter)


           Colorado                   0-1764           83-078547
_______________________________    ___________     _________________
(State or other jurisdiction of    Commission        I.R.S. Employer
 incorporation or organization)     File No.       Identification No.

550 No. Poplar, Ste 6, Casper, Wyoming                      82601
________________________________________                 __________
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (307) 265-7912

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Item 5.  Other Events

     On January 28, 1994 the Company was notified by Nasdaq that an exception to the bid price and market value of the public float requirements of the Nasdaq National Market would not be granted. Accordingly the securities of American Nuclear Corporation will be moved to the Nasdaq SmallCap Market effective February 1, 1994.


                              SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(REGISTRANT)                       AMERICAN NUCLEAR CORPORATION

BY:  William C. Salisbury          /s/ William C. Salisbury
(NAME AND TITLE)                   -----------------------------
                                   WILLIAM C. SALISBURY, PRESIDENT

DATE:   January 31, 1994